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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 31, 2005

                           CEA ACQUISITION CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      000-50531                20-0308891
(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)               File Number)          Identification No.)

101 East Kennedy Boulevard, Suite 3300, Tampa, Florida                   33602
       (Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code: (813) 226-8844

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

     On August 22, 2005, CEA Acquisition Corporation ("CEA") entered into an
Agreement and Plan of Merger ("Merger Agreement") with etrials Worldwide, Inc.
("etrials") and certain stockholders of etrials ("Signing Stockholders"). A wholly owned subsidiary of CEA, formed to effectuate the merger by merging with and into etrials, is also a party to the Merger Agreement. As a result of the merger, etrials will be the surviving corporation and will be a wholly owned subsidiary of CEA. Pursuant to the Merger Agreement, the holders of securities of etrials outstanding immediately before the merger will receive, in exchange for such securities, an aggregate of 7,400,000 shares of CEA common stock and warrants to purchase an aggregate of 4,250,000 shares of CEA common stock, with the numbers of shares of CEA common stock and warrants subject to increase or decrease in certain circumstances. The Merger Agreement, as executed, provides that 10% of the shares of common stock to be issued to the etrials stockholders are to be placed in escrow for a period of eighteen months after the closing to secure indemnification rights of CEA pursuant to the Merger Agreement.

     On October 31, 2005, the parties to the Merger Agreement entered into an amendment to the Merger Agreement ("Amendment") to provide that, in addition to the shares of CEA common stock to be placed in escrow to secure CEA's indemnification rights (the "Holdback Shares"), there shall be placed in escrow that number of shares that, together with the Holdback Shares, equal 1,400,000 shares of CEA common stock (the "Trigger Shares"). Pursuant to the Amendment, and the Revised Escrow Agreement that will be entered into at the closing of the merger, the Trigger Shares and those Holdback Shares that are not canceled or paid to CEA as a consequence of enforcement of CEA's indemnification rights (the
"Additional Trigger Shares") will be released from escrow to the etrials stockholders for whose accounts they relate only if during any twenty consecutive trading day period commencing after the closing of the merger (a)
the volume-weighted average price of CEA's common stock is equal to or greater than $7.00 per share and (b) the average daily trading volume of CEA's common stock is at least 25,000 shares. If such conditions are not met by February 19,
2008, the Trigger Shares and Additional Trigger Shares will be canceled.

     Also, on October 31, 2005, the stockholders of CEA who obtained their shares of CEA common stock prior to CEA's initial public offering amended the escrow agreement they entered into on February 12, 2004 to provide that 166,250
(19%) of their shares will also be canceled if the conditions for the release of the Trigger Shares and Additional Trigger Shares to the etrials stockholders are not met.

     The purpose of the amendments is to increase the post-merger stock ownership of CEA's present public stockholders if, during the period from the closing of the merger through February 19, 2008, the average volume-weighted price of the CEA common stock is not at least $7.00 during any twenty consecutive trading day period in which the average trading volume is at least
25,000 shares. If the condition is satisfied, CEA's present public stockholders will own approximately 32.7% of the common stock of CEA outstanding immediately after the merger (assuming no cancellation or payment to CEA of any Holdback shares as a result of indemnification claims). If the condition is not satisfied, the present CEA public stockholders will own approximately 37.5% of the common stock of CEA outstanding immediately after the merger. The foregoing percentages also assume that 7,400,000 shares are issued in the merger, that none of CEA's outstanding warrants are exercised and that no additional shares of CEA common stock are issued prior to February 19, 2008.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits:

          10.10   Amendment, dated October 31, 2005, to Agreement and Plan of
                  Merger dated August 22, 2005 among CEA Acquisition
                  Corporation, etrials Acquisition, Inc., etrials

                                        2

                  Worldwide, Inc. and Certain Stockholders of etrials Worldwide,
                  Inc., including, as Exhibit A-1 thereto, Form of Revised
                  Escrow Agreement among CEA Acquisition Corporation, James W.
                  Clark, Jr., as the etrials Stockholders' Representative, and
                  Continental Stock Transfer & Trust Company, as Escrow Agent.

          10.11   Amendment, dated October 31, 2005, to Stock Escrow Agreement, dated as of February 12, 2004, by and among CEA Acquisition
                  Corporation, CEA Group, LLC, Robert Moreyra, Donald Russell,
                  Harold Ewen and Brad Gordon and Continental Stock Transfer &
                  Trust Company.

           99.2   Press Release of CEA Acquisition Corporation released November
                  1, 2005.

                                        3

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2005                     CEA ACQUISITION CORPORATION

                                        By: /s/ Robert Moreyra
                                            ------------------------------------
                                            Robert Moreyra
                                            Executive Vice President
                                            CEA Acquisition Corporation